BGSF, Inc. Reports Fourth Quarter and Fiscal Year 2025 Financial Results
BG Staffing Realigns Go-to-Market Strategy to Drive Greater Clarity and Effectiveness

PLANO, Texas – (March 11, 2026) – BGSF, Inc. (NYSE: BGSF), a leading provider of workforce solutions for the specialized Property Management industry, today reported financial results for the fourth fiscal quarter and fiscal year ended December 28, 2025.

BGSF is evolving its go-to-market strategy and will do business as BG Staffing, aligning our brand with how the industry already knows and trusts us. While the corporate name remains BGSF, this change capitalizes on the top queries in both AI and traditional web search clients and candidates alike use when seeking property management staffing. Upon completion of the transition services agreement (“TSA”) with INSPYR Solutions in April 2026, the Company will unify its client and candidate-facing go-to-market activities under the BGStaffing.com domain to drive search engine optimization, brand clarity, and marketing effectiveness.

Co-Chief Executive Officer and Chief Financial Officer, Keith Schroeder, said, “Fiscal 2025 marked a transformational year for the Company. After the sale of our Professional division, we returned meaningful capital to shareholders through a $2.00-per-share special dividend and a $5 million share repurchase authorization. Today, we are solely focused as a property management staffing organization that is debt-free with a strong cash position.

“With a disciplined approach to capital allocation and a focus on growth powered by experienced people and AI-enabled automation, we are intentionally streamlining the business as we exit the TSA. While the near-term results may continue to be choppy, we believe these actions position the Company for sustainable, long-term value creation.”

Co-Chief Executive Officer and Property Management President, Kelly Brown, commented, “In 2025, we completed a strategic study that outlined a clear roadmap to enhance the customer experience, accelerate recruiting and fulfillment, and modernize our digital and customer touchpoints. Scaling our human expertise and AI-based tools is delivering a compelling value proposition to our clients centered on speed, talent quality, and service excellence.

“In February 2026, we entered PropTech through our first software partnership with Yardi, the leading property management technology platform. Through the Yardi Independent Consultant Network, we are pairing industry expertise with technology-enabled talent solutions, further strengthening our differentiated multi-family and commercial property staffing offerings. We are intensely focused on investing for growth in 2026, and are encouraged by early trends in PropTech and other initiatives this year.”

Q4 2025 Highlights from Continuing Operations (results include sequential comparisons to Q3 2025):
•Revenues were $22.0 million for Q4, compared to $24.3 million in the prior year quarter and compared to $26.9 million for Q3. The 9.4% decrease from prior year quarter is driven by lower billed hours amid overall cost pressures on property management companies and property owners that we experienced during 2025. The 18.1% decrease from Q3 is primarily driven by decreased billed hours from seasonal demand.

•Gross profit was $7.7 million for Q4, compared to $8.7 million in the prior year quarter and compared to $9.7 million in Q3, primarily due to lower sales.

•Net loss was $1.3 million, or $0.11 per diluted share for Q4, compared to a net loss of $2.9 million, or $0.27 per diluted share in the prior year quarter, and a net loss of $3.1 million or $0.28 per diluted share in Q3.

•Adjusted EBITDA1 loss was $0.9 million (4.3% of revenues) in Q4, compared to loss of $1.6 million (6.7% of revenues) in the prior year quarter and income of $1.0 million (3.6% of revenues) in Q3.
•Despite a $1.0 million year over year lower gross profit due to lower sales, our Adjusted EBITDA year over year loss improved due to cost cutting measures implemented during 2025 in selling, general and administrative expenses.
•Adjusted EPS1 loss was $0.09 for Q4, compared with Adjusted EPS1 loss of $0.14 in the prior year quarter and Adjusted EPS1 income of $0.08 for Q3.

SUMMARY OF FINANCIAL RESULTS FROM CONTINUING OPERATIONS
(dollars in thousands, except per share) (unaudited)

	For the Thirteen Week Periods Ended
	December 28, 2025	December 29, 2024	September 28, 2025
Revenues	$22,026	$24,306	$26,895
Gross profit	$7,703	$8,734	$9,660
Gross profit percentage	35.0%	35.9%	35.9%
Operating loss	$(1,768)	$(2,130)	$(937)
Net loss	$(1,264)	$(2,941)	$(3,078)
Net loss per diluted share	$(0.11)	$(0.27)	$(0.28)
Non-GAAP Financial Measures:
Adjusted EBITDA[1]	$(947)	$(1,630)	$980
Adjusted EBITDA Margin (% of revenue)[1]	(4.3)%	(6.7)%	3.6%
Adjusted EPS[1]	$(0.09)	$(0.14)	$0.08
1 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures as defined and reconciled below.

Conference Call
BGSF will discuss its fourth quarter and fiscal year 2025 financial results during a conference call and webcast at 9:00 a.m. ET on March 12, 2026. Interested participants may dial 1-888-506-0062 (Toll Free) or 1-973-528-0011 (International) and enter access code 687081. A replay of the call will be available until March 26, 2026. To access the replay, please dial 1-877-481-4010 (Toll Free), or 1-919-882-2331 (International) and enter access code 53445. The live webcast and archived replay are accessible from the investor relations section of the Company’s website at https://investor.bgsf.com/events-and-presentations/default.aspx

About BGSF
BGSF provides best-in-class property management resources and solutions to growing apartment and luxury communities, as well as commercial properties, and was awarded Supplier Company of the Year by the National Apartment Association in recent years. Through its exclusive and semi-exclusive agreements with some of the largest property management companies in North America, BGSF offers differentiated advantages to clients, including trained talent and unique technological platforms that seek to maximize efficiencies in the growing residential and commercial leased property industries. For more information on the Company and its services, please visit its website at www.bgsf.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding BGSF’s expectations, hopes, beliefs, intentions, plans, prospects, or strategies regarding the future revenue and the business plans of BGSF’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of BGSF considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on BGSF as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting BGSF will be those anticipated. These forward-looking statements involve a number of risks, uncertainties, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the mix of services or solutions utilized by BGSF’s client partners and such client partners’ needs for these services or solutions, market acceptance of new offerings of services or solutions, the ability of BGSF to expand what it does for existing client partners as well as to add new client partners, whether BGSF will have sufficient capital to operate as anticipated, the impact of the use of AI-powered sales and recruiting technologies and the timing of their availability, the impact of our strategic initiatives and cost reductions, the demand for BGSF’s services and solutions, economic activity in BGSF’s industry and in general, and certain risks, uncertainties, and assumptions described in BGSF’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. BGSF undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

CONTACT:
Steven Hooser or Sandy Martin
Three Part Advisors
ir@BGSF.com 214.872.2710 or 214.616.2207

Source: BGSF, Inc.

CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	December 28, 2025	December 29, 2024
ASSETS
Current assets
Cash and cash equivalents	$19,018	$32
Accounts receivable (net of allowance for credit losses of $1,156 and $910, respectively)	11,898	17,148
Escrow receivable	4,950	—
Prepaid expenses	1,126	1,600
Other current assets	1,458	2,213
Current assets of discontinued operations	—	24,354
Total current assets	38,450	45,347

Property and equipment, net	244	608
Other assets
Deposits	1,938	2,003
Software as a service, net	3,002	4,068
Deferred income taxes, net	9,496	7,849
Right-of-use asset - operating leases, net	630	1,083
Intangible assets, net	3,003	4,385
Goodwill	1,074	1,074
Noncurrent assets of discontinued operations	—	83,694
Total other assets	19,143	104,156
Total assets	$57,837	$150,111

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$503	$80
Accrued payroll and expenses	4,441	4,868
Transition services payable	3,064	—
Long-term debt, current portion (net of debt issuance costs of $0 and $24, respectively)	—	3,801
Accrued interest	—	223
Income taxes payable	76	212
Note payable	449	—
Convertible note	—	4,368
Lease liabilities, current portion	409	544
Severance payable, current portion	392	—
Current liabilities of discontinued operations	—	11,824
Total current liabilities	9,334	25,920

Line of credit (net of debt issuance costs of $0 and $770, respectively)	—	5,625
Long-term debt, less current portion (net of debt issuance costs of $0 and $198, respectively)	—	32,527
Severance payable, less current portion	100	—
Lease liabilities, less current portion	298	698
Noncurrent liabilities of discontinued operations	—	3,072
Total liabilities	9,732	67,842

Commitments and contingencies

Preferred stock, $0.01 par value per share, 500,000 shares authorized, -0- shares issued and outstanding	—	—
Common stock, $0.01 par value per share; 19,500,000 shares authorized, 11,227,197 and 11,038,623 shares issued and outstanding, respectively	112	110
Additional paid in capital	71,445	70,260
(Accumulated deficit) retained earnings	(21,874)	11,956
Treasury stock of 355,150 and 3,930 shares, respectively	(1,578)	(57)
Total stockholders’ equity	48,105	82,269
Total liabilities and stockholders’ equity	$57,837	$150,111

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share and dividend amounts)

For the Thirteen and Fifty-two weeks ended Week Periods Ended December 28, 2025 and December 29, 2024

	Thirteen Weeks Ended		Fifty-two Weeks Ended
	2025	2024	2025	2024
Revenues, net	$22,026	$24,306	$93,310	$104,402
Cost of services	14,323	15,572	59,977	66,033
Gross profit	7,703	8,734	33,333	38,369
Selling, general, and administrative expenses	9,332	10,537	41,136	42,902
Gain on contingent consideration	—	—	(450)	—
Depreciation and amortization	139	327	1,550	1,334
Operating (loss) income	(1,768)	(2,130)	(8,903)	(5,867)
Interest income (expense), net	84	(1,493)	(4,511)	(4,921)
Loss before income taxes from continuing operations	(1,684)	(3,623)	(13,414)	(10,788)
Income tax benefit from continuing operations	420	682	1,881	2,084
Loss from continuing operations	(1,264)	(2,941)	(11,533)	(8,704)
Income (loss) from discontinued operations:
Income (loss)	728	2,467	4,423	7,080
Loss on sale	(831)	—	(3,723)	—
Income tax (expense) benefit	207	(507)	(597)	(1,714)
Net loss	$(1,160)	$(981)	$(11,430)	$(3,338)

Net (loss) income per share - basic and diluted:
Net loss from continuing operations	$(0.11)	$(0.27)	$(1.05)	$(0.80)
Net income (loss) from discontinued operations:
Income (loss)	0.07	0.22	0.40	0.65
Loss on sale	(0.07)	—	(0.34)	—
Income tax (expense) benefit	0.01	(0.05)	(0.05)	(0.16)
Net loss per share - basic and diluted	$(0.10)	$(0.10)	$(1.04)	$(0.31)

Weighted average shares outstanding:
Basic and Diluted	11,087	10,943	11,025	10,896

Cash dividends declared per common share	$—	$—	$2.00	$0.15

PROPERTY MANAGEMENT SEGMENT
(dollars in thousands)

	Thirteen Weeks Ended		Fifty-two Weeks Ended
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
Contract field talent	$21,432	$23,907	$91,051	$102,618
Contingent placements	594	399	2,259	1,784
Revenue	22,026	24,306	93,310	104,402
Compensation and related	14,285	15,529	59,826	65,870
Other	38	43	151	163
Gross profit	7,703	8,734	33,333	38,369
Selling:
Compensation	4,397	4,650	16,866	18,936
Advertising, occupancy, and travel	397	392	1,694	1,837
Software, insurance, and professional fees	482	327	1,634	1,275
Other	224	550	2,767	2,583
Contributions to overhead	5,500	5,919	22,961	24,631
General and administrative:
Compensation	1,972	2,368	8,290	9,394
Software	679	942	2,875	2,862
Professional fees	885	777	3,087	2,898
Strategic alternatives review	403	88	2,519	962
Other	(107)	443	1,404	2,155
Gain on contingent consideration	—	—	(450)	—
Depreciation and amortization	139	328	1,550	1,334
Operating loss	(1,768)	(2,131)	(8,903)	(5,867)
Interest income (expense), net	83	(1,493)	(4,511)	(4,921)
Income tax benefit from continuing operations	421	683	1,881	2,084
Net loss from continuing operations	$(1,264)	$(2,941)	$(11,533)	$(8,704)

Capital expenditures	$16	$154	$138	$1,217
Total assets	$57,837	$42,063	$57,837	$42,063

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

For the Fifty-two Week Periods Ended December 28, 2025 and December 29, 2024

	2025	2024
Cash flows from operating activities
Net loss	$(11,430)	$(3,338)
Net income from discontinued operations	(3,826)	(5,366)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	113	152
Amortization	1,437	1,182
Loss on sale of discontinued operations	3,723	—
Loss on disposal of property and equipment	164	3
Contingent consideration adjustment	(450)	—
Amortization of debt issuance costs	1,022	425
Interest expense on note payable	136	—
Provision for credit losses	1,857	1,859
Share-based compensation	1,006	908
Deferred income taxes	(1,647)	378
Net changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	3,393	8,188
Escrow receivable	(4,950)	—
Prepaid expenses	563	928
Other current assets	(346)	794
Deposits	66	593
Software as a service	1,073	669
Accounts payable	423	(14)
Accrued payroll and expenses	618	(1,716)
Transaction services payable	3,064	—
Accrued interest	(223)	(215)
Income taxes payable	(80)	103
Severance payable	492	—
Operating leases	(82)	(85)
Other long-term liabilities	4,001	13,937
Net cash (used in) provided by continuing operating activities	117	19,385
Net cash provided by discontinued operating activities	25	4,994
Net cash (used in) provided by operating activities	142	24,379

Cash flows from investing activities
Proceeds from business sold	91,528	—
Capital expenditures	(138)	(1,217)
Net cash provided by (used in) continuing investing activities	91,390	(1,217)
Net cash used in discontinued investing activities	(193)	(423)
Net cash provided by (used in) investing activities	91,197	(1,640)

	2025	2024
Cash flows from financing activities
Net payments under line of credit	(10,220)	(18,479)
Proceeds from issuance of long-term debt	—	4,250
Principal payments on long-term debt	(32,725)	(1,700)
Payments of convertible note	(4,368)	—
Payments of dividends	(22,400)	(1,639)
Issuance of ESPP shares	134	459
Issuance of shares under the 2013 Long-Term Incentive Plan	—	262
Note payable paid	(1,237)	—
Payments of debt issuance costs	(29)	(1,289)
Note payable paid	(155)	—
Repurchase of common stock	(1,521)	—
Net cash used in continuing financing activities	(72,521)	(18,136)
Net cash used in discontinued financing activities	—	(4,250)
Net cash used in financing activities	(72,521)	(22,386)
Net change in cash and cash equivalents, continuing operations	18,818	353
Less: net change in cash and cash equivalents, discontinued operations	(168)	321
Cash and cash equivalents, beginning of year, continuing operations	32	—
Cash and cash equivalents, end of year, continuing operations	$19,018	$32

Supplemental cash flow information:
Cash paid for interest, net - continuing operations	$3,266	$4,475

Cash paid for taxes (federal), net of refunds - continuing operations	$—	$4
Cash paid for taxes (state), net of refunds
Continuing operations	$335	$469
Discontinued operations	$170	$212
Total cash paid for taxes (state), net of refunds	$505	$685

NON-GAAP FINANCIAL MEASURES

The financial results of BGSF, Inc. are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission. To help the readers understand our financial performance, we supplement our GAAP financial results with Adjusted EBITDA and Adjusted EPS.

A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company. Adjusted EBITDA and Adjusted EPS are not measurements of financial performance under GAAP and should not be considered as alternatives to net income, net income per diluted share, operating income, or any other performance measure derived in accordance with GAAP, or as alternatives to cash flow from operating activities or measures of our liquidity. We believe that Adjusted EBITDA and Adjusted EPS are useful performance measures and are used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone.

We define “Adjusted EBITDA" as earnings before interest expense, income taxes, depreciation and amortization expense, costs associated with the evaluation of potential strategic alternatives (“strategic alternatives review”), software as a service costs, and certain non-cash expenses such as share-based compensation expense, as well as certain specific events that management does not consider in assessing our on-going operating performance.

We define “Adjusted EPS” as diluted earnings per share eliminating interest expense, depreciation,, and amortization expense, the strategic alternatives review, software as a service costs, and certain non-cash expenses such as share-based compensation expense, as well as certain specific events that management does not consider in assessing our on-going operating performance, net of the respective income tax effect.

Reconciliation of Net Loss to Adjusted EBITDA
(dollars in thousands)

	Thirteen Weeks Ended		Fifty-two Weeks Ended		Thirteen Weeks Ended
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024	September 28, 2025
Net loss from continuing operations	$(1,264)	$(2,941)	$(11,533)	$(8,704)	$(3,078)
Income tax (benefit) expense	(420)	(682)	(1,881)	(2,084)	571
Interest (income) expense, net	(84)	1,493	4,511	4,921	1,570
Operating loss	(1,768)	(2,130)	(8,903)	(5,867)	(937)
Depreciation and amortization	139	327	1,550	1,334	824
Gain on contingent consideration	—	—	(450)	—	(450)
Share-based compensation	156	183	1,006	908	545
Strategic alternatives review	403	88	2,519	962	482
Software as a service[1]	123	252	1,073	669	516
Transaction fees	—	7	—	48	—
Aged receivable adjustment	—	(357)	1,070	401	—
Adjusted EBITDA from continuing operations	(947)	(1,630)	(2,135)	(1,545)	980
Adjusted EBITDA Margin (% of revenue)	(4.3)%	(6.7)%	(2.3)%	(1.5)%	3.6%
Loss on sale	(831)	—	(3,723)	—	(2,892)
Income (loss) from discontinued operations	935	1,960	3,826	5,366	963
Adjustments to discontinued operations	1,866	4,969	4,222	8,229	2,073
Adjusted EBITDA from discontinued operations	2,801	6,929	8,048	13,595	3,036
Adjusted EBITDA, net	$1,023	$5,299	$2,190	$12,050	$1,124
1 We capitalize direct costs incurred in cloud computing implementation from hosting arrangements, which are reported as a Software as a service and are expensed as incurred in selling, general, and administrative expenses.

Reconciliation of Net Loss EPS to Adjusted EPS

	Thirteen Weeks Ended		Fifty-two Weeks Ended		Thirteen Weeks Ended
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024	September 28, 2025
Net loss from continuing operations per diluted share	$(0.11)	$(0.27)	$(1.05)	$(0.80)	$(0.28)
Income tax (benefit) expense	(0.04)	(0.06)	(0.17)	(0.19)	0.05
Interest (income) expense, net	(0.01)	0.14	0.41	0.45	0.14
Operating loss	(0.16)	(0.19)	(0.81)	(0.54)	(0.09)
Depreciation and amortization	0.01	0.03	0.14	0.12	0.07
Gain on contingent consideration	—	—	(0.04)	—	(0.04)
Share-based compensation	0.01	0.02	0.09	0.08	0.05
Strategic alternatives review	0.04	0.01	0.23	0.09	0.04
Software as a service[1]	0.01	0.02	0.10	0.06	0.05
Aged receivable adjustment	—	(0.03)	0.10	0.04	—
Adjusted EPS from continuing operations	(0.09)	(0.14)	(0.19)	(0.15)	0.08
Loss on sale	(0.07)	—	(0.34)	—	(0.26)
Adjusted EPS from discontinued operations	0.25	0.63	0.73	1.25	0.27
Adjusted EPS	$0.09	$0.49	$0.20	$1.10	$0.09
1 We capitalize direct costs incurred in cloud computing implementation from hosting arrangements, which are reported as a Software as a service and are expensed as incurred in selling, general, and administrative expenses.